UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-08076

Exact name of registrant as specified in charter:	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 30, 2017

Item 1. Reports to Shareholders.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (ABE)

Annual Report

October 31, 2017

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”), for the fiscal year ended October 31, 2017. The Fund’s principal investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this investment objective by investing primarily in equity securities of emerging market smaller company issuers.

Total Investment Return

For the fiscal year ended October 31, 2017, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund compared to the Fund’s benchmark are as follows:

NAV*	10.2%
Market Price*	18.1%
MSCI Emerging Markets Small Cap Index[1]	21.1%

*assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see page 3 Report of the Investment Adviser.

NAV and Share Price

	NAV	Market Price	Discount
10/31/2016	$14.43	$12.23	14.6%
10/31/2017	$15.76	$14.43	8.4%

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended October 31, 2017, the Fund repurchased 159,122 shares. During the fiscal year ended October 31, 2016, the Fund repurchased 90,827 shares.

Fund Consolidation

In light of increasingly challenging conditions for smaller closed-end funds, the Fund’s investment adviser presented a proposal to the Board in an effort to create a more sustainable fund with broader investment appeal, increased portfolio yield characteristics, a bigger fund with increased secondary market liquidity, and the potential for reduced overall expenses. In October 2017, the Fund’s Board of Directors and the boards of directors of seven other closed-end funds announced that they had each approved the consolidation of their respective funds into one fund, subject to the receipt of necessary approvals by stockholders of each fund. The combined fund would be managed by the Fund’s investment adviser and otherwise serviced by the same service providers as currently serve the Fund. In the consolidation, the Fund would be reorganized into the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), which would, in connection with the consolidation, assuming requisite stockholder approvals are obtained, be renamed Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Combined Fund”) and would invest in emerging market equity securities to seek to provide both current income and long term capital appreciation. The Combined Fund may use leverage to achieve its objective. It is anticipated that the Combined Fund’s benchmark would be the MSCI Emerging Markets Index and that the Combined Fund would trade on the NYSE American (formerly, NYSE MKT) under a new ticker symbol, expected to be AEF. The Combined Fund’s strategy will seek to capitalize on Aberdeen’s global emerging market equity capability by investing in a global portfolio of emerging market securities. Following the consolidation, it is anticipated that the Board of Directors of the Combined Fund will consider the approval of a tender offer at 99% of NAV. The tender offer size, in combination with estimated capital gains to be distributed, will be up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. The price, size and terms of the offer will be determined by the Combined Fund’s board at a later date. The proposed consolidation is subject to several conditions, including approval by Fund stockholders of record on December 18, 2017, who will receive a prospectus/proxy statement describing the proposed consolidation and requesting their approval of the consolidation of the Fund into the Acquiring Fund. It is expected that a special meeting of the Fund’s stockholders to consider the consolidation will be held on or about March 16, 2018. It is currently anticipated that the proposed consolidation will occur prior to the end of April 2018, subject to all requisite regulatory and stockholder approvals. The proposed tender offer would be conducted as soon as practicable following the consolidation.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC was announced on March 6, 2017 and closed on August 14, 2017 (“Merger”). Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund were not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment adviser and administrator each became an indirect subsidiary of

1      The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the small-cap segment of global emerging markets. As of October 31, 2017, the MSCI Emerging Markets Small Cap Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

Standard Life Aberdeen plc, but otherwise did not change. The investment advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund also has remained the same following the Merger.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenabe.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen’s email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

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Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

Important Information

This letter is not intended to, and does not, constitute an offer to sell, or solicitation of an offer to buy, any securities, nor is this letter intended to solicit any vote from any stockholder in connection with the proposed transaction described under “Fund Consolidation”. Such solicitations will only be made by a final, effective registration statement, which includes a definitive proxy statement/prospectus (the “Registration Statement”), after the Registration Statement is declared effective by the SEC.

STOCKHOLDERS OF THE FUND ARE URGED TO READ THE REGISTRATION STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONSOLIDATION AND RELATED MATTERS.

The Registration Statement will not constitute an offer to sell securities, nor will it constitute a solicitation of an offer to buy securities, in any state where such offer or sale is not permitted.

Security holders may obtain free copies of the Registration Statement and other documents filed with the SEC (when they become available) at the SEC’s web site at www.sec.gov. In addition, free copies of the Registration Statement and other documents filed with the SEC may also be obtained after effectiveness of the Registration Statement by calling 1-800-522-5465.

2	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are U.S. Dollar unless otherwise stated.

Report of the Investment Adviser (unaudited)

Market/economic review

Shares of smaller companies in emerging stock markets, as measured by the MSCI Emerging Markets Small Cap Index, rose over the 12-month period ended October 31, 2017, rebounding from a lull early in the period in the wake of Donald Trump’s unexpected U.S. presidential election victory in November 2016. While geopolitical tensions and a series of natural disasters threatened global risk appetite at times, higher-yielding assets remained in favor largely across the board. Investors were generally encouraged by signs of improvement in corporate earnings, buoyant economic signals across both developed and emerging markets and stabilizing oil prices.

European markets performed particularly well on growing optimism over the region’s economic resilience, with Poland, the Czech Republic and Romania all reporting healthy growth. Russia returned to favor initially on hopes of a thaw in relations with the U.S. under the Trump presidency. While that did not materialize, investor sentiment remained supported by the oil price recovery and a return to economic growth in Russia for the first time in two years. Brazilian equities garnered notable gains due to positive economic signals, the central bank’s significant cut in interest rates and the government’s plan to privatize state assets. However, the Brazilian market relinquished some gains late in the period when President Michel Temer was briefly hospitalized. In Asia, Chinese equities performed well on broadly positive corporate earnings reports, surprisingly robust economic growth and the rise of large domestic internet service companies.

Amid this environment, investors largely shrugged off the downgrade of China’s credit rating by Standard & Poor’s1 on increased risk from prolonged credit growth. Conversely, Indonesian stocks saw weak performance, while the Philippine market also came under pressure.

Fund performance review

The Fund underperformed its benchmark, the MSCI Emerging Markets Small Cap Index, on a net asset value basis over the reporting period. The Fund’s overall positioning in Turkey was a key detractor from performance as the deteriorating lira weighed on U.S. dollar returns, with shares of soft-drink bottler Coca-Cola Icecek coming under particular pressure as its balance sheet is largely U.S.-dollar funded. Stock selection and underweight allocation to Taiwan also weighed on Fund performance as the performance of the country’s smaller companies, which are heavily slanted towards the technology sector, rose in anticipation of increased demand for their products that are used in the new iPhones.

The Fund’s holding in Indonesian confectionary producer Delfi hindered performance as the company experienced lackluster sales growth and profitability in an environment of subdued consumer demand, while Jordanian drug-maker Hikma Pharmaceuticals’ stock price declined after management cut its revenue forecasts due to the delayed launch of a new high-profile generic drug, as well as increased pricing pressure in the U.S. In China, traditional medicine manufacturer Tong Ren Tang Technologies’ results over the reporting period generally

1      Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	3

Report of the Investment Adviser (unaudited) (concluded)

did not meet expectations, attributable to subdued sales of core products amid heightened competition. In addition, Peruvian infrastructure firm Grana Y Montero’s shares fell sharply after it became embroiled in a corruption scandal. However, Grana Y Montero’s stock price began to recover later in the period on investors’ increased confidence in its ability to surmount the allegations.

Conversely, the Fund’s underweight allocation to Korea relative to the benchmark mitigated losses as the market corrected amid growing concerns over the political brinkmanship of neighboring North Korea as well as the continued sell-off in shares of biotechnology companies, which were a key driver of the Korean small-cap market performance in 2016. Fund performance also benefited from an overweight allocation to Brazil, as the market was supported by an improving outlook for corporate earnings as well as the broader economy. Footwear retailer Arezzo was a top contributor to Fund performance following its robust results for the second quarter of its 2017 fiscal year.

Additionally, the Fund’s holding in Chinese industrial gas company Yingde Gases contributed to performance after it became a takeover target. We sold the Fund’s shares in Yingde Gases to private equity firm PAG Capital at HK$6 (roughly US$0.77) per share. In India, the positon in conglomerate Piramal Enterprises bolstered Fund performance as its share price rose sharply on the back of an improving outlook for its financing business, given the company’s willingness to raise capital to support growth.

During the period, we initiated a position in Medy-Tox, a Korean maker of botulinum toxin, when its valuation turned more reasonable following broader weakness in the Korean healthcare sector. The company has a 40% share of the Korean market and is one of only eight makers of botulinum toxin globally. We also initiated holdings in: Taiwanese retail chain Poya, which is taking market share from smaller rivals with its large stores and diverse products; leading South Korean home-furnishing franchise Hanssem, which has an asset-light business model, reputable brand and solid track record, in our view; airport operator Shenzen Airport, which we believe to be of high quality; Chinese car dealership franchise Zhongsheng Group, as we believe it has an attractive valuation, healthy operations and a decent business outlook; leading Polish supermarket chain Dino Polksa; and large African financial institution Guaranty Trust Bank. Separately, we participated in Pilipinas Shell Petroleum’s initial public offering, as well as Maple Leaf Cement’s rights issue.2

Conversely, in addition to selling the Fund’s shares of Yingde Gases as previously noted, we exited the Fund’s positions in Dah Sing Banking Group, IT services provider Sonda and Hong Kong Aircraft Engineering Co. to fund what we viewed as better opportunities elsewhere. We also sold the Fund’s shares in BNK Financial Group as we believed that it had deteriorating prospects.

Outlook

In our opinion, the synchronized global economic recovery should continue to underpin further gains in the emerging markets, which outperformed their developed-market counterparts for the first 10 months of 2017. We think that Chinese economic growth may moderate, given the government’s focus on regulatory tightening and supply-side reform, but a sharp downturn seems unlikely as economic drivers appear resilient and both fiscal and monetary policy remain accommodative. However, political risks remain, including Kurdish separatism exacerbating Middle Eastern tensions, and unresolved domestic political crises in South Africa and Brazil. Elections in various developing countries over 2018 could add further uncertainty, in our view. Nevertheless, most emerging-market economies are benefiting from an improved global macroenvironment, with recovering growth supported by moderate inflation and healthy trade flows. While we believe that major global central banks’ monetary policy normalization and tighter liquidity could cause some concerns, we believe that the banks’ well-telegraphed changes should ensure stability. Emerging-market companies also have sustained earnings improvement due to stronger corporate fundamentals and consumers’ rising spending capacity. We think that the expansion of long-term trends such as the semiconductor super-cycle and rise of e-commerce provides an additional boost for several Fund holdings. We are cautiously optimistic, and will remain disciplined in our approach and diligent in engaging the management teams of the Fund’s holdings in an effort to maintain the quality of the Fund’s portfolio.

Aberdeen Asset Managers Limited

2      A rights issue provides a company’s existing shareholders with the opportunity to buy additional shares directly from the company in proportion to their existing holdings, within a fixed time period.

4	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund total investment return compared to the MSCI Emerging Markets (“EM”) Small Cap Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2017.(1)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	10.2%	1.2%	1.1%	-1.1%
Market Price	18.1%	1.8%	1.5%	-1.4%
MSCI EM Small Cap Index	21.1%	5.2%	5.9%	1.7%

Aberdeen Asset Managers Limited, the Fund’s investment adviser, has entered into a written contract with the Fund to waive certain fees without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American (formerly, NYSE MKT) during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended October 31, 2017. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenabe.com or by calling 800-522-5465.

The total expense ratio, excluding fee waivers, based on the fiscal year ended October 31, 2017 was 1.57%. The total expense ratio, net of fee waivers, based on the fiscal year ended October 31, 2017 was 1.52%.

(1)    Effective March 15, 2013, the Fund’s investment strategy changed from an infrastructure focus to a global emerging markets smaller company issuer focus. In connection with the strategy change, the Fund’s benchmark changed from the MSCI Emerging Markets Infrastructure Index to the MSCI EM Small Cap Index. The Fund’s performance information for periods that include performance prior to March 15, 2013, such as, five- and ten-year performance information, includes periods when the Fund was managed with an infrastructure focus. In light of this, a comparison of that performance to the MSCI EM Small Cap Index may not provide useful information to investors evaluating long-term Fund performance.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	5

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio by geographic classification expressed as a percentage of net assets as of October 31, 2017.

Region	As a Percentage of Net Assets
Asia	54.4%
Latin America	15.0%
Europe	14.3%
Africa	8.2%
North America	4.7%
Middle East	2.2%
Short-Term Investment	0.9%
Global	0.7%
Liabilities in Excess of Other Assets	(0.4)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. As of October 31, 2017, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Sectors	As a Percentage of Net Assets
Industrials	18.4%
Consumer Staples	17.3%
Consumer Discretionary	15.6%
Materials	11.5%
Information Technology	10.2%
Real Estate	9.9%
Health Care	7.9%
Financials	6.4%
Energy	1.3%
Private Equity	1.0%
Short-Term Investment	0.9%
Liabilities in Excess of Other Assets	(0.4)%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2017:

Name of Security	As a Percentage of Net Assets
Parque Arauco SA	3.5%
Godrej Consumer Products Ltd.	3.5%
Jollibee Foods Corp.	3.0%
Ace Hardware Indonesia Tbk PT	2.8%
Pacific Basin Shipping Ltd.	2.7%
AKR Corporindo Tbk PT	2.7%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	2.7%
ASM International NV	2.6%
Container Corp. of India Ltd.	2.6%
Ramco Cements Ltd. (The)	2.5%

6	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments

As of October 31, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM EQUITY SECURITIES IN EMERGING MARKET COUNTRIES—92.1%
COMMON STOCKS—91.0%
BRAZIL—10.6%
166,961	Arezzo Industria e Comercio SA	Textiles, Apparel & Luxury Goods—1.7%	$ 2,579,977
267,155	Iguatemi Empresa de Shopping Centers SA	Real Estate Management & Development—2.1%	3,142,519
104,272	Localiza Rent a Car SA	Road & Rail—1.2%	1,844,594
481,595	Odontoprev SA	Health Care Providers & Services—1.6%	2,317,215
193,845	TOTVS SA	Software—1.3%	1,930,569
165,537	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	Commercial Services & Supplies—0.6%	927,044
239,471	Wilson Sons Ltd., BDR	Transportation Infrastructure—2.1%	3,074,552
			15,816,470
CHILE—3.5%
1,791,700	Parque Arauco SA	Real Estate Management & Development—3.5%	5,177,054
CHINA—4.4%
1,085,092	Shenzhen Airport Co. Ltd., A Shares (Stock Connect)(a)(b)	Transportation Infrastructure—1.0%	1,444,776
1,172,000	Tong Ren Tang Technologies Co. Ltd., H Shares(b)	Pharmaceuticals—1.1%	1,647,188
2,119,100	Yanlord Land Group Ltd.(b)	Real Estate Management & Development—1.8%	2,784,610
342,000	Zhongsheng Group Holdings Ltd.(b)	Specialty Retail—0.5%	702,960
			6,579,534
EGYPT—1.1%
133,914	Edita Food Industries SAE, GDR	Food Products—0.4%	535,656
2,247,692	Juhayna Food Industries(b)	Food Products—0.7%	1,123,363
			1,659,019
INDIA—15.7%
235,000	Castrol (India) Ltd.(b)	Chemicals—1.0%	1,451,951
180,000	Container Corp. of India Ltd.(b)	Road & Rail—2.6%	3,837,860
358,744	Godrej Consumer Products Ltd.(b)	Personal Products—3.5%	5,173,097
450,000	Kansai Nerolac Paints Ltd.(b)	Chemicals—2.4%	3,592,841
204,185	Mphasis Ltd.(b)	Information Technology Services—1.4%	2,175,192
82,500	Piramal Enterprises Ltd.(b)	Pharmaceuticals—2.3%	3,490,044
341,000	Ramco Cements Ltd. (The)(b)	Construction Materials—2.5%	3,783,438
			23,504,423
INDONESIA—8.5%
45,278,000	Ace Hardware Indonesia Tbk PT	Specialty Retail—2.8%	4,189,780
7,286,300	AKR Corporindo Tbk PT	Trading Companies & Distributors—2.7%	4,002,428
22,277,147	Bank Permata Tbk PT(b)(c)	Banks—0.7%	1,067,381
2,170,000	Delfi Ltd.	Food Products—1.6%	2,356,100
17,142,800	Holcim Indonesia Tbk PT(b)(c)	Construction Materials—0.7%	1,043,396
			12,659,085
JORDAN—0.8%
75,317	Hikma Pharmaceuticals PLC(b)	Pharmaceuticals—0.8%	1,164,175
KENYA—1.1%
701,800	East African Breweries Ltd.	Beverages—1.1%	1,657,263

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	7

Portfolio of Investments (continued)

As of October 31, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
MALAYSIA—4.9%
4,537,900	Aeon Co. (M) Bhd(b)	Multiline Retail—1.5%	$ 2,219,370
170,000	Heineken Malaysia Bhd	Beverages—0.5%	762,159
790,200	Oriental Holdings Bhd(b)	Automobiles—0.8%	1,222,314
2,064,065	SP Setia Bhd Group	Real Estate Management & Development—1.1%	1,594,306
240,000	United Plantations Bhd	Food Products—1.0%	1,554,458
			7,352,607
MEXICO—2.7%
98,676	Grupo Aeroportuario del Centro Norte SAB de CV, ADR	Transportation Infrastructure—2.7%	3,986,510
NIGERIA—1.8%
4,370,209	Guaranty Trust Bank PLC	Banks—0.3%	509,858
3,090,909	Guinness Nigeria PLC	Beverages—0.6%	862,278
19,437,011	Zenith Bank PLC	Banks—0.9%	1,375,708
			2,747,844
PAKISTAN—0.8%
1,951,937	Maple Leaf Cement Factory Ltd.	Construction Materials—0.8%	1,242,487
PERU—0.9%
303,354	Grana y Montero SAA, ADR(c)	Construction & Engineering—0.9%	1,365,093
PHILIPPINES—4.3%
915,080	Jollibee Foods Corp.(b)	Hotels, Restaurants & Leisure—3.0%	4,418,797
1,650,000	Pilipinas Shell Petroleum Corp.	Oil, Gas & Consumable Fuels—1.3%	1,989,588
			6,408,385
POLAND—1.9%
99,589	Dino Polska SA(b)(c)(d)	Food & Staples Retailing—1.3%	1,872,061
96,115	Eurocash SA	Food & Staples Retailing—0.6%	971,990
			2,844,051
REPUBLIC OF SOUTH KOREA—3.3%
11,000	Hanssem Co. Ltd.	Household Durables—1.1%	1,674,030
5,200	Medy-Tox, Inc.(b)	Biotechnology—1.3%	1,968,358
6,000	Shinsegae, Inc.	Multiline Retail—0.9%	1,226,403
			4,868,791
ROMANIA—1.7%
807,000	BRD-Groupe Societe Generale SA	Banks—1.7%	2,540,253
RUSSIA—1.0%
133,150	Beluga Group PJSC(c)	Beverages—1.0%	1,440,106
SOUTH AFRICA—5.3%
893,654	African Oxygen Ltd.	Chemicals—1.0%	1,548,547
106,384	City Lodge Hotels Ltd.	Hotels, Restaurants & Leisure—0.6%	947,985
204,900	Clicks Group Ltd.(b)	Food & Staples Retailing—1.5%	2,294,980
181,276	JSE Ltd.	Capital Markets—1.2%	1,718,941
121,735	SPAR Group Ltd. (The)	Food & Staples Retailing—1.0%	1,432,364
			7,942,817
SRI LANKA—1.9%
2,689,150	John Keells Holdings PLC	Industrial Conglomerates—1.9%	2,783,237
TAIWAN—1.8%
209,070	Poya International Co. Ltd.(b)	Multiline Retail—1.8%	2,681,272

8	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2017

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
THAILAND—6.0%
2,600,100		BEC World PCL, Foreign Shares(b)	Media—0.9%	$ 1,361,883
190,000		Bumrungrad Hospital PCL, Foreign Shares(b)	Health Care Providers & Services—0.8%	1,258,278
800,000		Central Pattana PCL, Foreign Shares(b)	Real Estate Management & Development—1.3%	1,914,509
1,679,000		Hana Microelectronics PCL, Foreign Shares(b)	Electronic Equipment Instruments & Components—1.7%	2,463,915
238,399		Siam City Cement PCL, Foreign Shares(b)	Construction Materials—1.3%	2,002,811
				9,001,396
TURKEY—7.1%
1,537,000		Aksigorta AS(b)(c)	Insurance—0.8%	1,269,442
240,745		AvivaSA Emeklilik ve Hayat AS	Insurance—0.8%	1,189,272
703,784		Cimsa Cimento Sanayi VE Ticaret AS(b)	Construction Materials—1.8%	2,660,880
359,391		Coca-Cola Icecek AS(b)	Beverages—2.5%	3,663,610
114,491		Logo Yazilim Sanayi Ve Ticaret AS(c)	Software—1.2%	1,810,826
				10,594,030
				136,015,902
PRIVATE EQUITY —1.0%
GLOBAL—0.7%*
7,248,829	(e)	Emerging Markets Ventures I, L.P.(b)(c)(f)(g)(h)(i)	Private Equity—0.1%	112,067
2,400,000	(e)	Telesoft Partners II QP, L.P.(b)(c)(f)(g)(j)	Private Equity—0.6%	918,336
				1,030,403
ISRAEL—0.3%
1,674,587	(e)	BPA Israel Ventures, LLC(b)(c)(f)(g)(h)(i)	Private Equity—0.1%	153,375
72,640		Exent Technologies Ltd. Preferred A1 Shares(b)(c)(f)(g)(j)(k)	Private Equity— –%	—
62,304		Exent Technologies Ltd. Preferred C Shares(b)(c)(f)(g)(j)(k)	Private Equity— –%	—
15,716		Exent Technologies Ltd. Warrants A1(b)(c)(f)(g)(j)(k)	Private Equity— –%	—
46,856		Flash Networks Ltd. Ordinary Shares(b)(c)(f)(g)(j)(k)	Private Equity— –%	—
12		Flash Networks Ltd. Series C Preferred(b)(c)(f)(g)(j)(k)	Private Equity— –%	—
23,264		Flash Networks Ltd. Series C-1 Preferred(b)(c)(f)(g)(j)(k)	Private Equity— –%	—
13,526		Flash Networks Ltd. Series D Preferred(b)(c)(f)(g)(j)(k)	Private Equity— –%	—
9,952		Flash Networks Ltd. Series E Preferred(b)(c)(f)(g)(j)(k)	Private Equity— –%	—
22		Flash Networks Ltd. Warrants C(b)(c)(f)(g)(j)(k)	Private Equity— –%	—
52		Flash Networks Ltd. Warrants Ordinary(b)(c)(f)(g)(j)(k)	Private Equity— –%	—
2,750,000	(e)	Giza GE Venture Fund III, L.P.(b)(c)(f)(g)(i)	Private Equity—0.1%	55,220
761,184	(e)	Neurone Ventures II, L.P.(b)(c)(f)(g)(j)	Private Equity—0.1%	200,618
16,287		Vidyo, Inc. Trust A (Preferred)(b)(c)(f)(g)(j)(l)	Private Equity— –%	—
7,766		Vidyo, Inc. Trust B (Preferred)(b)(c)(f)(g)(j)(l)	Private Equity— –%	—
6,610		Vidyo, Inc. Trust B1 (Preferred)(b)(c)(f)(g)(j)(l)	Private Equity— –%	—
3,432		Vidyo, Inc. Trust C (Preferred)(b)(c)(f)(g)(j)(l)	Private Equity— –%	—
2,075		Vidyo, Inc. Trust C1 (Preferred)(b)(c)(f)(g)(j)(l)	Private Equity— –%	—
41,436		Vidyo, Inc. Trust Common(b)(c)(f)(g)(j)(l)	Private Equity— –%	—
1,357		Vidyo, Inc. Trust D (Preferred)(b)(c)(f)(g)(j)(l)	Private Equity— –%	—
				409,213
				1,439,616
PREFERRED STOCK—0.1%
MALAYSIA—0.1%
767,512		SP Setia Bhd Group, Preferred Shares(c)(m)	Real Estate Management & Development—0.1%	190,360
				190,360
		Total Long-Term Equity Securities in Emerging Market Countries—92.1% (cost $142,055,409)		137,645,878

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	9

Portfolio of Investments (concluded)

As of October 31, 2017

Shares		Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM EQUITY SECURITIES IN DEVELOPED MARKET COUNTRIES—7.4%
COMMON STOCK—7.4%
HONG KONG—2.7%
17,839,000		Pacific Basin Shipping Ltd.(b)(c)	Marine—2.7%	$ 4,073,516
NETHERLANDS—2.7%
59,000		ASM International NV(b)	Semiconductors & Semiconductor Equipment—2.7%	3,953,826
UNITED STATES—2.0%
33,162		EPAM Systems, Inc.(c)	Information Technology Services—2.0%	3,022,716
				11,050,058
PRIVATE EQUITY—0.0%
UNITED STATES—0.0%
1,952,000	(e)	Technology Crossover Ventures IV, L.P.(b)(c)(f)(g)(h)(i)	Private Equity— –%	2,050
				2,050
		Total Long-Term Equity Securities in Developed Market Countries—7.4% (cost $7,119,118)		11,052,108
SHORT-TERM INVESTMENT—0.9%
UNITED STATES—0.9%
1,412,497		State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.96%(n)		1,412,497
				1,412,497
		Total Short-Term Investment—0.9% (cost $1,412,497)		1,412,497
		Total Investments—100.4% (cost $150,587,024)(o)		150,110,483
		Liabilities in Excess of Other Assets—(0.4)%		(589,932)
		Net Assets—100.0%		$ 149,520,551

(a)

China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.

(b)

Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(c)	Non-income producing security.
(d)	Denotes a security issued under Regulation S or Rule 144A.
(e)	Represents contributed capital.
(f)	Restricted security, not readily marketable. See Note 8(c) of the accompanying Notes to Financial Statements.
(g)	Illiquid security.
(h)	As of October 31, 2017, the aggregate amount of open commitments for the Fund is $1,524,584.
(i)	In liquidation.
(j)	Active private equity investments.
(k)	Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust. See Note 6 of the accompanying Notes to Financial Statements.
(l)	Vidyo, Inc. Trust was a spinoff from SVE Star Ventures IX. See Note 6 of the accompanying Notes to Financial Statements.
(m)	Redeemable Convertible Preferred security.
(n)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2017.
(o)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
*	“Global” is the percentage attributable to the Fund’s holdings in a private equity fund which invests globally and is not categorized under a particular country.

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements.

10	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2017

Assets

Investments, at value (cost $149,174,527)	$148,697,986
Short-term investments, at value (cost $1,412,497)	1,412,497
Cash	33,189
Foreign currency, at value (cost $21,424)	21,415
Interest and dividends receivable	105,995
Tax reclaim receivable	1,742
Prepaid expenses	25,390
Total assets	150,298,214

Liabilities
Deferred foreign capital gains tax	491,971
Investment advisory fees payable (Note 3)	136,328
Administration fees payable (Note 3)	10,193
Payable for investments purchased	7,138
Investor relations fees payable (Note 3)	5,591
Director fees payable	5,000
Other accrued expenses	121,442
Total liabilities	777,663

Net Assets	$149,520,551

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$9,485
Paid-in capital in excess of par	161,092,470
Accumulated net investment income	333,136
Accumulated net realized loss from investment and foreign currency transactions	(10,945,807)
Net unrealized (depreciation) on investments and other assets and liabilities denominated in foreign currencies	(968,733)
Net Assets	$149,520,551
Net asset value per share based on 9,484,813 shares issued and outstanding	$15.76

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	11

Statement of Operations

For the Year Ended October 31, 2017

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $274,585)	$2,914,097
2,914,097

Expenses
Investment advisory fee (Note 3)	1,521,025
Directors’ fees and expenses	130,500
Custodian’s fees and expenses	126,074
Administration fee (Note 3)	111,951
Independent auditors’ fees and expenses	54,500
Investor relations fees and expenses (Note 3)	50,157
Legal fees and expenses	45,196
Reports to shareholders and proxy solicitation	40,272
Insurance expense	39,663
Transfer agent’s fees and expenses	24,220
Miscellaneous	47,232
Total expenses	2,190,790
Less: Fee waivers (Note 3)	(62,046)
Net expenses	2,128,744

Net Investment Income	785,353

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions(a)	(2,211,483)
Foreign currency transactions	(24,809)
(2,236,292)
Net change in unrealized appreciation/(depreciation) on:
Investments (including $491,971 change in deferred capital gains tax)	14,913,820
Foreign currency translation	55
14,913,875
Net realized and unrealized gain from investments	12,677,583
Net Increase in Net Assets Resulting from Operations	$13,462,936

(a) Includes realized gain portion of distributions from underlying private equity investments of $0.

See Notes to Financial Statements.

12	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$785,353	$1,370,276
Net realized loss from investment and foreign currency related transactions	(2,236,292)	(11,812,830)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	14,913,875	22,519,431
Net increase in net assets resulting from operations	13,462,936	12,076,877

Distributions to Shareholders from:
Net investment income	(1,226,386)	(970,048)
Net decrease in net assets from distributions	(1,226,386)	(970,048)

Common Stock Transactions:
Repurchase of common stock from open market repurchase program (159,122 and 90,827 shares, respectively) (Note 7)	(1,879,769)	(1,043,716)
Change in net assets from capital transactions	(1,879,769)	(1,043,716)
Change in net assets resulting from operations	10,356,781	10,063,113

Net Assets:
Beginning of year	139,163,770	129,100,657
End of year (including accumulated net investment income of $333,136 and $765,324, respectively)	$149,520,551	$139,163,770

See Notes to Financial Statements.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	13

Financial Highlights

	For the Fiscal Years Ended October 31,
	2017	2016	2015	2014	2013

PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of year	$14.43	$13.26	$15.69	$22.69	$22.95
Net investment income	0.08	0.14	0.11	0.18	0.23
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	1.35	1.11	(2.34)	(0.93)	(0.10)
Total from investment operations applicable to common shareholders	1.43	1.25	(2.23)	(0.75)	0.13
Distributions to common shareholders from:
Net investment income	(0.13)	(0.10)	(0.21)	(0.30)	(0.39)
Net realized gains	–	–	–	(5.73)	–
Total distributions	(0.13)	(0.10)	(0.21)	(6.03)	(0.39)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution	–	–	–	(0.22)	–
Impact due to open market repurchase program (Note 7)	0.03	0.02	0.01	–	–
Total capital share transactions	0.03	0.02	0.01	(0.22)	–
Net asset value per common share, end of year	$15.76	$14.43	$13.26	$15.69	$22.69
Market value, end of year	$14.43	$12.33	$11.55	$14.15	$20.47

Total Investment Return Based on(b):
Market value	18.09%	7.60%	(17.08% )	1.00%	1.04%
Net asset value	10.21%	9.69%	(14.15% )	1.03%	0.77%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$149,521	$139,164	$129,101	$153,216	$187,147
Average net assets applicable to common shareholders (000 omitted)	$139,938	$130,330	$140,522	$151,939	$190,084
Net operating expenses, net of fee waivers	1.52%	1.55%	1.52%	1.61%	1.47%
Net operating expenses, excluding fee waivers	1.57%	1.60%	1.57%	1.66%	1.52%
Net investment income	0.56%	1.05%	0.79%	1.12%	0.99%
Portfolio turnover	16.79%	13.89%	9.08%	9.88%	99.18%

(a)         Based on average shares outstanding.

(b)       Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

14	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements

October 31, 2017

1. Organization

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”) was incorporated in Maryland on October 12, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end diversified management investment company. The Fund trades on the NYSE American (formerly, NYSE MKT) under the ticker symbol “ABE”.

The Fund’s investment objective is to seek long-term capital appreciation.

As a fundamental policy, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers. An emerging market country is one with an emerging market economy. Aberdeen Asset Managers Limited, the Fund’s investment adviser (“AAML” or the “Adviser”), considers factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets in determining whether a country has an emerging markets economy. Emerging market countries for purposes of this policy can include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Smaller companies for the purposes of this policy can be companies that, at the time of purchase, have a market capitalization of less than $5 billion.

Fund Consolidation

In October 2017, the Fund’s Board of Directors and the boards of directors of seven other closed-end funds announced that they had each approved the consolidation of their respective funds into one fund, subject to the receipt of necessary approvals by stockholders of each fund. In the consolidation, the Fund would be reorganized into the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), which would, in connection with the consolidation, assuming requisite stockholder approvals are obtained, be renamed Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Combined Fund”) and would invest in emerging market equity securities. The Combined Fund may use leverage to achieve its objective. The proposed consolidation is subject to several conditions, including approval by Fund stockholders, who will receive a prospectus/proxy statement describing the proposed consolidation. The Letter to Shareholders contains further information about the Fund Consolidation.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the

Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	15

Notes to Financial Statements (continued)

October 31, 2017

foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The Fund may also invest in private equity private placement securities, which represented 1.0% of the net assets of the Fund as of October 31, 2017. The private equity private placement securities in which the Fund is invested are deemed to be restricted securities. In the absence of readily ascertainable market values, these securities are valued at fair value as determined in good faith by, or under the direction of the Board, pursuant to valuation policies and procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are stated at fair value as determined by the Fund’s Pricing Committee by utilizing the net asset valuations provided by the underlying funds as a practical expedient. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments. No such adjustments were made to the net asset values provided by the underlying funds.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are

16	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	71,283,866	75,782,094	–	147,065,960
Preferred Stocks	190,360	–	–	190,360
Short-Term Investment	1,412,497	–	–	1,412,497
Total	72,886,723	75,782,094	–	148,668,817
Private Equity(a)	–	–	–	1,441,666
Total Investments				150,110,483

Amounts listed as “–“ are $0 or round to $0.

(a)  Private Equity investments are measured at the net asset valuations, as a practical expedient for fair value, and are not required to be classified in the fair value hierarchy as per Accounting Standards Update 2015-07. The fair value amounts presented are intended to permit reconciliation to the total investment amount presented in the Portfolio of Investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the fiscal year ended October 31, 2017, the securities issued by Ace Hardware Indonesia Tbk PT, African Oxygen Ltd., AKR Corporindo Tbk PT, BRD-Groupe Societe Generale SA, Eurocash SA, Heineken Malaysia Bhd, JSE Ltd. and Shinsegae, Inc. transferred from Level 2 to Level 1 at the values of $4,189,780, $1,548,547, $4,002,428, $2,540,253, $971,990, $762,159, $1,718,941 and $1,226,403, respectively, because the securities were valued without the application of a valuation factor at October 31, 2017. During the fiscal year ended October 31, 2017, the securities issued by Clicks Group Ltd., Juhayna Food Industries, Oriental Holdings Bhd and Piramal Enterprises Ltd. transferred from Level 1 to Level 2 in the amounts of $2,294,980, $1,123,363, $1,222,314 and $3,490,044 because a valuation factor was applied at October 31, 2017. For the fiscal year ended October 31, 2017, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii) purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	17

Notes to Financial Statements (continued)

October 31, 2017

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

h. Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the private equity investments, which are classified as partnerships, and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

18	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

i. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. As of and during the fiscal year ended, October 31, 2017, the Fund did not hold any repurchase agreements.

3. Agreements and Transactions with Affiliates

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC was announced on March 6, 2017 and closed on August 14, 2017 (“Merger”). Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund were not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment adviser and administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund has remained the same following the Merger.

a. Investment Adviser:

AAML serves as the Fund’s investment adviser with respect to all investments. AAML is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. AAML has agreed to contractually waive 0.05% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement may not be terminated prior to the end of the current term of the advisory agreement without the prior approval of the Board, including a majority of the Directors of the Fund who are not “interested persons,” as such term is defined in the 1940 Act (the “Independent Directors”). For the fiscal year ended October 31, 2017, AAML earned $1,521,025 for advisory services, of which AAML waived $62,046.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”) an affiliate of the Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee payable quarterly by the Fund, at an annual fee rate of 0.08% of the Fund’s average monthly Managed Assets. For the fiscal year ended October 31, 2017, AAMI earned $111,951.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAML or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties engaged by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2017, the Fund incurred investor relations fees of approximately $49,069. For the fiscal year ended October 31, 2017, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	19

Notes to Financial Statements (continued)

October 31, 2017

d. Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended October 31, 2017, 3,146 shares were purchased pursuant to the Directors’ compensation plan. As of October 31, 2017, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2017, were $23,292,640 and $25,493,253, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. As of October 31, 2017, there were 9,484,813 shares of common stock issued and outstanding.

6. Private Equity Investments

Certain of the Fund’s investments, listed in the chart below, are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security (1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 10/31/17	Percent of Net Assets	Cumulative Distributions Received (2)

BPA Israel Ventures, LLC(3)	10/05/00 – 12/09/05	$2,300,000	$904,952	$153,375	0.10	$352,823
Emerging Markets Ventures I, L.P.(3)	01/22/98 – 01/10/06	8,100,000	2,474,673	112,067	0.08	7,567,734
Exent Technologies Ltd. Preferred A1 Shares(4)	11/29/15	–	118,799	–	–	–
Exent Technologies Ltd. Preferred C Shares(4)	11/29/15	–	–	–	–	–
Exent Technologies Ltd. Warrants A1(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Ordinary Shares(4)	11/29/15	–	109,226	–	–	–
Flash Networks Ltd. Series C Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series C-1 Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series D Preferred(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Series E Preferred (4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Warrants C(4)	11/29/15	–	–	–	–	–
Flash Networks Ltd. Warrants Ordinary(4)	11/29/15	–	–	–	–	–
Giza GE Venture Fund III, L.P.	01/31/00 – 11/23/06	2,750,000	1,674,005	55,220	0.05	928,289
Neurone Ventures II, L.P.	11/24/00 – 12/21/10	750,000	121,786	200,618	0.13	533,564
Technology Crossover Ventures IV, L.P.(3)	03/08/00 – 09/27/10	2,000,000	359,690	2,050	–	3,045,426
Telesoft Partners II QP, L.P.	07/14/00 – 03/01/10	2,400,000	1,112,731	918,336	0.60	1,282,411
Vidyo, Inc. Trust A (Preferred)(5)	10/24/12	–	29,796	–	–	–
Vidyo, Inc. Trust B (Preferred)(5)	10/24/12	–	14,207	–	–	–
Vidyo, Inc. Trust B1 (Preferred)(5)	10/24/12	–	12,092	–	–	–
Vidyo, Inc. Trust C (Preferred)(5)	10/24/12	–	6,279	–	–	–
Vidyo, Inc. Trust C1 (Preferred)(5)	10/24/12	–	3,796	–	–	–

20	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

Security (1)	Acquisition Date(s)	Total Commitments	Cost	Fair Value At 10/31/17	Percent of Net Assets	Cumulative Distributions Received (2)

Vidyo, Inc. Trust Common(5)	10/24/12	–	1,648	–	–	–
Vidyo, Inc. Trust D (Preferred)(5)	10/24/12	–	2,482	–	–	–
Total		$18,300,000	$6,946,162	$1,441,666	0.96	$13,710,247

Amounts listed as “ – “ are $0 or round to $0.

(1)          Extent Technologies Ltd., Flash Networks Ltd., Neurone Ventures II, L.P., Telesoft Partners II QP, L.P. and Vidyo, Inc. Trust are still considered active investments by the Fund’s Adviser. BPA Israel Ventures, LLC, Giza GE Venture Fund III, L.P., Emerging Markets Ventures I, L.P. and Technology Crossover Ventures IV, L.P. are in liquidation.

(2)         Cumulative Distributions include distributions received from Income, realized gains or return of capital. Distributions from return of capital will reduce the cost basis of the security.

(3)          BPA Israel Ventures LLC has open commitments of $625,413. Emerging Markets Ventures I, L.P. has open commitments of $851,171. Technology Crossover Ventures IV, LP has open commitments of $48,000.

(4)          Exent Technologies Ltd. and Flash Networks Ltd. were securities received from the dissolution of Concord Fund I Liquidating Main Trust.

(5)          Vidyo Inc., Trust was a spinoff from SVE Star Ventures IX. SVE Star Ventures IX reached the end of its term in 2012 and, accordingly, its entire portfolio was sold in a secondary transaction which closed on December 24, 2012. During the secondary transaction, the Fund’s pro rata holdings in Vidyo (and its affiliate Delta Vidyo) were excluded from the transaction, placed in trust and considered as a distribution-in-kind.

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board has authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the fiscal year ended October 31, 2017, the Fund repurchased 159,122 shares through this program. During the fiscal year ended October 31, 2016, the Fund repurchased 90,827 shares.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

c. Risks Associated with Restricted Securities

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	21

Notes to Financial Statements (continued)

October 31, 2017

securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid and may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

d. Risks Associated with Focus on Emerging Markets Smaller Companies

The Fund focuses its investments in the equity securities of emerging markets smaller companies issuers. Securities of companies in emerging market countries are generally more volatile, harder to price and less liquid than U.S. securities, due to less stable governments, more volatile currencies and less established markets. Additionally, securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. These risks will have a greater impact on the Fund’s NAV and will cause its shares to fluctuate more than if the Fund did not focus its investments in these types of securities.

e. China Risk

The economy of China differs from the U.S. and other more established economies in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable to investors. Therefore, investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. The Fund invests in China A shares. China A shares are shares in mainland China-based companies that trade on Chinese stock exchanges and are usually only available to foreign investors through a quota license or by purchasing Shanghai and Shenzhen Stock Exchange-listed securities via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). Investing in China A shares may involve special risk considerations such as volatility in the China A share market and uncertainty regarding taxation.

The Fund’s ability to freely trade in China A shares as a foreign investor through the quota license or Stock Connect may be limited by quota and repatriation restrictions, and utilizing Stock Connect is subject to trading, clearance and settlement procedures in China that are relatively new and untested.

f. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

g. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

22	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2017

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$146,392,692	$34,494,123	$(30,776,332)	$3,717,791

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 was as follows:

	October 31, 2017	October 31, 2016
Distributions paid from:
Ordinary Income	$1,226,386	$970,048
Net long-term capital gains	–	–
Total tax character of distributions	$1,226,386	$970,048

As of October 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$704,833
Undistributed long-term capital gains – net	—
Total undistributed earnings	$704,833
Capital loss carryforward	(15,511,832)	*
Other currency gains	—
Other temporary differences	—
Unrealized appreciation/(depreciation)	3,225,595	**
Total accumulated earnings/(losses) – net	$(11,581,404)

*                   As of October 31, 2017 the Fund has a capital loss carryforward available of $15,511,832, which consisted of $2,363,277 of short-term post RIC-Mod losses and $13,148,555 long-term post RIC-Mod losses with no expiration date. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.

**              The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to timing differences due to wash sales, partnerships and investments in passive foreign investment companies.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to partnerships, investments in passive foreign investment companies and foreign currency gains and losses. These reclassifications have no effect on net assets or NAVs per share.

Accumulated Net Investment Income	Accumulated Net Realized loss from investment and foreign currency transactions
$8,845	$(8,845)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2017, other than as noted below.

On December 19, 2017, the Fund announced that it will pay on January 8, 2018 a distribution of $0.07432 per share to all stockholders of record as of December 29, 2017.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (the “Fund”), as of October 31, 2017, and the related statement of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2016 and the financial highlights for each of the years in the four-year period ended October 31, 2016 were audited by other independent registered public accountants, whose report thereon dated December 27, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 28, 2017

24	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the fiscal year ended October 31, 2017:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
7/31/2017	$0.12930000	$0.00000000	$0.00000000	$0.12930000	$0.02875990	$0.15805990	$0.12930000	$0.12862200

(1)  The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)  The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Change In Independent Registered Public Accounting Firm

On June 13, 2017, the Board approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund, effective June 15, 2017. The Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board. On June 15, 2017, the Fund dismissed PwC. The reports of PwC on the Fund’s financial statements as of and for the fiscal years prior to the October 31, 2017 fiscal year end (in other words, the fiscal years ended October 31, 2016 and October 31, 2015 (the “2015 and 2016 fiscal years”)) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s 2015 and 2016 fiscal years and the subsequent interim period through June 15, 2017, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years. During the Fund’s 2015 and 2016 fiscal years and the subsequent interim period through June 15, 2017, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

On June 13, 2017, upon the recommendation of the Audit Committee, the Board approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2017, effective June 15, 2017. During the Fund’s 2015 and 2016 fiscal years and the subsequent interim period through June 15, 2017, neither the Fund, nor anyone on its behalf consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	25

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2019 annual meeting	Mr. Arzac is currently a Professor Emeritus of Finance and Economics at the Graduate School of Business at Columbia University (education) since 2015. Previously, he was a Professor of Finance and Economics at the Graduate School of Business at Columbia University from 1971 to 2015. Director of Aberdeen Asia-Pacific Income Investment Company Limited.	5

Director of Adams Diversified Equity Fund, Inc. (a closed-end investment company) since 1983; Director of Adams Natural Resources Fund, Inc. (a closed-end investment company) since 1987; Director of Mirae Asset Discovery Funds (4) since 2010; Director of Credit Suisse Funds (9) (1990-2016); Director of Credit Suisse High Yield Bond Fund, Inc. (2001-2016); Director of Credit Suisse Asset Management Income Fund, Inc. (1990-2016); Director of Epoch Holding Corporation (2006-2013).

James Cattano c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating and Cost Review Committee Member	Since 1993; current term ends at the 2020 annual meeting	Mr. Cattano has been the President of Costal Trade Corporation (international commodity trade) since October 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006 and Director of Credit Suisse High Yield Bond Fund since 2006.

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating , and Cost Review Committee Member	Since 2006; current term ends at the 2018 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004. He is also a Director of Backstage LLC (publication) since 2013.	23

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005; Director of Credit Suisse NEXT Fund since 2013; Director of Wood Resources (2007-2013); Director of Credit Suisse Park View Fund (2014-2016); Director of Presstek, Inc. (2003-2012).

26	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Alexander Zagoreos 210 Jermain Hill Lane Eagle Bridge, NY 12057 Year of Birth: 1937	Director	Since 2011; current term ends at the 2018 annual meeting	Mr. Zagoreos has been Senior Advisor to Lazard Asset Management (asset management) since 2007. Previously, he was a Partner and Managing Director of Lazard Asset Management (asset management) from 1977 to 2006.	1	Director, Alpha Andromeda Fund since 2008; Chairman, Utilico Emerging Markets Trust since 2006; Director of The Taiwan Opportunities Fund since 2006.

*

As of the date of this report, each of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Aberdeen Income Credit Strategies Fund, Inc. the Aberdeen Investment Funds (which currently consists of 4 portfolios) and Aberdeen Funds (which currently consists of 18 portfolios) have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the Aberdeen Fund Complex.

Information Regarding Officers* who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1973	President	Since 2009

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Jeffrey Cotton** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since 2011

Currently, Head of International Compliance for Standard Life Aberdeen plc (since 2017) and Director, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. He joined Aberdeen in 2010 as Head of Compliance – Americas.

Andrea Melia** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer	Since 2009	Currently, Head of Fund Operations, Traditional Assets – Americas and Vice President of Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009.

Megan Kennedy** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2009	Currently, Head of Product Management for Aberdeen Asset Management Inc. (since 2009). Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	27

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Alan Goodson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009

Currently, Head of Product-Americas, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson joined Aberdeen in 2000.

Bev Hendry** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014

Currently Chief Executive of Americas. He is a member of the Aberdeen Standard Management Executive Committee and President and Chief Executive Officer of the Aberdeen Funds. Mr. Hendry first Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr Hendry left Aberdeen in 2008 when the company moved to its headquarters in Philadelphia. Mr Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked as Chief Operating Officer for 6 years.

Joanne Irvine** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Vice President	Since 2009

Currently Head of Emerging Markets (ex-Asia), on the Global Emerging Markets Equity Team in London. She joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.

Devan Kaloo** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Vice President	Since 2009

Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen. He joined Aberdeen in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams.

Jennifer Nichols** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2009	Currently, Global Head of Legal for Aberdeen Standard Investments and Director and Vice President for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen in 2006 as US Counsel.

Nick Robinson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2011

Currently, a Senior Investment Manager for Aberdeen Asset Managers Limited since 2016. Previously, he was a Director and Head of Brazilian Equities, of Aberdeen Asset Management’s operations in São Paulo, Brazil from 2009 to 2016.

28	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Lucia Sitar** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2009	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. since 2013. Ms. Sitar joined Aberdeen Asset Management Inc. in 2007 as U.S. Counsel.

Joseph Andolina** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017

Currently, Head of Conduct & Compliance – Americas/Deputy Chief Risk Officer since 2017. Prior to that, Mr. Andolina was Deputy Head of Compliance – Americas. In this capacity, Joe will take a lead role in the management and implementation of the US Compliance Program and support the group globally on SEC related matters. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as US Counsel and worked primarily on matters relating to Aberdeen’s registered funds. Before joining Aberdeen in 2012, Joe was an associate at Drinker Biddle & Reath LLP in Philadelphia where he worked in the firm’s Investment Management Group

Hugh Young*** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since 2009

Currently a member of the Executive Management Committee of Aberdeen Asset Management PLC and Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”) since 1991. Mr. Young is a Director of Aberdeen Asset Management PLC since 2011.

Sharon Ferrari** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2011	Currently, Senior Fund Administration Manager for Aberdeen Asset Management Inc. since 2013. She joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Heather Hasson** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. since 2009. She joined Aberdeen Asset Management Inc. as a Fund Administrator in 2006.

*

Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 14, 2017.

**

Messrs. Pittard, Cotton, Goodson, Andolina, Hendry, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari, and Hasson hold officer position(s) in one or more of the following funds: As of October 31, 2017, each of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., Aberdeen Japan Equity Fund, Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Income Credit Strategies Fund, the Aberdeen Investment Funds (which consists of 4 portfolios) and the Aberdeen Funds (which consists of 18 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Fund.

***

Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc.; which both have a common investment manager and/or Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser of the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	29

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Corporate Information

Directors	Custodian
Enrique R. Arzac, Chairman	State Street Bank and Trust Company
James J. Cattano	1 Heritage Drive, 3rd Floor
Steven N. Rappaport	North Quincy, MA 02171
Alexander Zagoreos
Shareholder Servicing Agent
Officers	Computershare Trust Company, N.A.
Christian Pittard, President	P.O. Box 30170
Jeffrey Cotton, Vice President and Chief Compliance Officer	College Station, TX 77842-3170
Andrea Melia, Treasurer and Chief Financial Officer
Megan Kennedy, Vice President and Secretary	Independent Registered Public Accounting Firm
Joseph Andolina, Vice President – Compliance	KPMG LLP
Alan Goodson, Vice President	1601 Market Street
Bev Hendry, Vice President	Philadelphia, PA 19103
Joanne Irvine, Vice President
Devan Kaloo, Vice President	Legal Counsel
Jennifer Nichols, Vice President	Willkie Farr & Gallagher LLP
Nick Robinson, Vice President	787 Seventh Ave
Lucia Sitar, Vice President	New York, NY 10019
Hugh Young, Vice President
Sharon Ferrari, Assistant Treasurer	Investor Relations
Heather Hasson, Assistant Secretary	Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Investment Adviser	Philadelphia, PA 19103
Aberdeen Asset Managers Limited	1-800-522-5465
Bow Bells House	InvestorRelations@aberdeenstandard.com
1 Bread Street
London, United Kingdom
EC4M 9HH

Administrator
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol “ABE”. Information about the Fund’s net asset value and market price is available at www.aberdeenabe.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

ABE-Annual

Item 2. Code of Ethics.

(a)               As of October 31, 2017, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)                There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)               During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(f)                 A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Enrique R. Arzac and Steven N. Rappaport, both members of the Registrant’s Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Arzac and Mr. Rapaport as the Audit and Valuation Committee’s financial expert. Mr. Arzac and Mr. Rappaport are both “independent” Directors, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)(1) Tax Fees	(d) All Other Fees
October 31, 2017	$44,500	$0	$10,000	$0
October 31, 2016(2)	$45,000	$0	$11,460	$0

(1)         Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(2)         Fees for the fiscal year ended October 31, 2016 were paid to the Registrant’s prior independent public accounting firm.

(e)(1)          The  Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination,  the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Fund and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.  The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)          None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                         Not applicable.

(g)                        Non-Audit Fees

For the fiscal year ended October 31, 2017, KPMG, billed $647,601 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Administrator.  For the fiscal year ended October 31, 2016, the Registrant’s former independent public accounting firm billed $41,304 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Administrator.

(h)                       The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

(a)         The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2017, the Audit and Valuation Committee members were:

Enrique R. Arzac

James J. Cattano

Steven N. Rappaport

Alexander Zagoreos

(b)         Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 8, 2018.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo Global Head of Equities	Responsible for global equity portfolio management

Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen. Devan joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Devan joined Aberdeen in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Devan graduated with an MA (Hons) in International Relations and Management from the University of St Andrews and has a postgraduate diploma in Investment Analysis from the University of Stirling.

Joanne Irvine Head of Emerging Market Ex. Asia	Responsible for global emerging market equity portfolio management

Joanne Irvine is Head of Emerging Markets (ex-Asia), on the Global Emerging Markets Equity Team in London. Joanne joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Joanne joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997. Prior to Aberdeen, Joanne was with Rutherford Manson Dowds (subsequently acquired by Deloitte), specializing in raising private equity and bank funding for private companies. Joanne has a BA in Accounting from Caledonian University and qualified as a Chartered Accountant with Hardie Caldwell LLP in Glasgow, Scotland.

Mark Gordon James Senior Investment Manager	Responsible for global emerging market equity portfolio management

Mark Gordon-James is a Senior Investment Manager on the Global Emerging Markets Equity Team. Mark joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Mark joined Aberdeen in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team. Mark graduated with a BSc in Geography and Economics from the London School of Economics. Mark is a CFA Charterholder. CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Osamu Yamagata Investment Manager	Responsible for global emerging market equity portfolio management

Osamu Yamagata is an Investment Manager on the Global Emerging Markets Equity Team. Osamu joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Osamu joined Aberdeen in 2007. Osamu graduated with a Masters in Chemistry from Oxford University and is a CFA Charterholder. CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute

Stephen Parr Senior Investment Manager	Responsible for global emerging market equity portfolio management

Stephen Parr is a Senior Investment Manager on the Global Emerging Markets Equity team. Stephen joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Stephen joined Aberdeen in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. Previously, Stephen worked for Energis Communications as Head of Strategy. Prior to that, Stephen worked for Ernst & Young Management Consultants as a Managing Consultant and prior to that for Energis Communications, Northern Telecom, and CASE Communications in strategic planning and marketing management. Stephen graduated with a BA (Hons) in Geography from the University of Manchester, a PhD in Geography from the University of Keele and an MBA from Warwick Business School.

(a)(2) The information in the table below is as of October 31, 2017.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Devan Kaloo	Registered Investment Companies	14	$9,052.02	0	$0
	Pooled Investment Vehicles	25	$14,520.82	0	$0
	Other Accounts	58	$13,735.62	5	$1,275.70
Joanne Irvine	Registered Investment Companies	14	$9,052.02	0	$0
	Pooled Investment Vehicles	25	$14,520.82	0	$0
	Other Accounts	58	$13,735.62	5	$1,275.70
Mark Gordon James	Registered Investment Companies	14	$9,052.02	0	$0
	Pooled Investment Vehicles	25	$14,520.82	0	$0
	Other Accounts	58	$13,735.62	5	$1,275.70
Osamu Yamagata	Registered Investment Companies	14	$9,052.02	0	$0
	Pooled Investment Vehicles	25	$14,520.82	0	$0
	Other Accounts	58	$13,735.62	5	$1,275.70
Stephen Parr	Registered Investment Companies	14	$9,052.02	0	$0
	Pooled Investment Vehicles	25	$14,520.82	0	$0
	Other Accounts	58	$13,735.62	5	$1,275.70

Total assets are as of October 31, 2017 and have been translated to U.S. dollars at a rate of £1.00 = $1.3279.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and considering market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2017
Devan Kaloo	$0
Joanne Irvine	$0
Mark Gordon James	$0
Osamu Yamagata	$0
Stephen Parr	$0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
November 1, 2016 through November 30, 2016	19,679	$11.83	19,679	684,191
December 1, 2016 through December 31, 2016	37,609	$11.22	37,609	646,582
January 1, 2017 through January 31, 2017	27,373	$11.50	27,373	619,209
February 1, 2017 through February 28, 2017	45,701	$12.02	45,701	573,508
March 1, 2017 through March 31, 2017	28,760	$12.44	28,760	544,748
April 1, 2017 through April 30, 2017	0	None	0	544,748
May 1, 2017 through May 31, 2017	0	None	0	544,748
June 1, 2017 through April 30, 2017	0	None	0	544,748
July 1, 2017 through July 31, 2017	0	None	0	544,748
August 1, 2017 through August 31, 2017	0	None	0	544,748
September 1, 2017 through September 30, 2017	0	None	0	544,748
October 1, 2017 through October 31, 2017	0	None	0	544,748
Total	159,122	$11.80	159,122	—

(1) The Fund’s open market repurchase program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: January 8, 2018

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Date: January 8, 2018